NOTE 2: GOING CONCERN	11 Months Ended
Nov. 30, 2017
SDA Mill, Audited
NOTE 2: GOING CONCERN

NOTE 2: GOING CONCERN

The accompanying combined financial statements have been prepared assuming the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business. The Company is primarily engaged in the processing of ore for Rose and third party toll miners. The Company has incurred losses of $5,639,635 since inception to November 30, 2017 and a net loss of $752,884 during the eleven months ended November 30, 2017 and a net loss of $812,793 during the year ended December 31, 2016. Management plans to raise additional capital through equity and/or debt financings. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. The combined financial statements do not include any adjustments that might result from the outcome of this uncertainty.